American Century Investments®
Quarterly Portfolio Holdings
Avantis® Moderate Allocation ETF (AVMA)
November 30, 2025

Avantis Moderate Allocation ETF - Schedule of Investments
NOVEMBER 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 48.3%
Avantis Real Estate ETF(2)	20,341	907,819
Avantis U.S. Equity ETF	133,926	14,926,053
Avantis U.S. Large Cap Value ETF	67,586	5,045,633
Avantis U.S. Mid Cap Equity ETF(2)	7,013	495,345
Avantis U.S. Mid Cap Value ETF	7,080	497,783
Avantis U.S. Small Cap Equity ETF	20,826	1,217,904
Avantis U.S. Small Cap Value ETF	11,716	1,184,839
		24,275,376
Domestic Fixed Income Funds — 31.2%
Avantis Core Fixed Income ETF	251,027	10,618,442
Avantis Short-Term Fixed Income ETF	107,448	5,081,205
		15,699,647
International Equity Funds — 20.4%
Avantis Emerging Markets Equity ETF	29,641	2,276,429
Avantis Emerging Markets Small Cap Equity ETF	5,121	324,012
Avantis Emerging Markets Value ETF	19,773	1,147,427
Avantis International Equity ETF	46,824	3,790,403
Avantis International Large Cap Value ETF	27,979	1,952,095
Avantis International Small Cap Equity ETF	5,035	346,170
Avantis International Small Cap Value ETF	4,735	438,887
		10,275,423
TOTAL UNDERLYING FUNDS (Cost $45,754,334)		50,250,446
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	47,338	47,338
State Street Navigator Securities Lending Government Money Market Portfolio(3)	476,350	476,350
TOTAL SHORT-TERM INVESTMENTS (Cost $523,688)		523,688
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $46,278,022)		50,774,134
OTHER ASSETS AND LIABILITIES — (0.9)%		(476,138)
TOTAL NET ASSETS — 100.0%		$50,297,996

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $465,474. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $476,350.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity and fixed income securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended November 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF(2)	$750	$196	$31	$(7)	$908	20	$2	$11
Avantis U.S. Equity ETF	11,994	2,843	434	523	14,926	134	143	33
Avantis U.S. Large Cap Value ETF	4,051	990	153	158	5,046	68	39	10
Avantis U.S. Mid Cap Equity ETF(2)	408	97	16	6	495	7	4	1
Avantis U.S. Mid Cap Value ETF	411	97	15	5	498	7	4	1
Avantis U.S. Small Cap Equity ETF	1,001	232	40	25	1,218	21	8	3
Avantis U.S. Small Cap Value ETF	983	228	38	12	1,185	12	7	5
Avantis Core Fixed Income ETF	8,535	2,387	398	94	10,618	251	15	95
Avantis Short-Term Fixed Income ETF	4,134	1,135	193	5	5,081	107	5	45
Avantis Emerging Markets Equity ETF	1,793	423	66	126	2,276	30	24	—
Avantis Emerging Markets Small Cap Equity ETF	270	64	10	—	324	5	2	—
Avantis Emerging Markets Value ETF	932	216	35	34	1,147	20	10	—
Avantis International Equity ETF	3,050	706	110	144	3,790	47	36	—
Avantis International Large Cap Value ETF	1,570	353	56	86	1,953	28	19	—
Avantis International Small Cap Equity ETF	275	69	10	12	346	5	3	—
Avantis International Small Cap Value ETF	354	71	11	25	439	5	6	—
	$40,511	$10,107	$1,616	$1,248	$50,250	767	$327	$204
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
(2)Security, or a portion thereof, is on loan.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.